SMITH BARNEY INCOME FUNDS (the "Trust")
on behalf of the
Smith Barney Premium Total Return Fund (the "Fund")

Supplement dated July 1, 1999
to Prospectus dated April 30, 1999

On June 30, 1999, the shareholders of the Fund approved a new Sub-Investment Advisory Agreement ("Agreement"), with Salomon Brothers Asset Management Inc. ("SBAM"). The Agreement will be in effect for an initial two-year period ending on June 30, 2001, and may continue thereafter from year to year only if specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and in either event, the vote of a majority of the non-interested Trustees.

As sub-adviser, SBAM will assist SSBC Fund Management Inc. the Fund's investment adviser, in managing the Fund's portfolio in accordance with the Fund's investment objective and policies, subject to the supervision and direction of the Board of Trustees

Also, the Board of Trustees of the Trust at a meeting held on April 15, 1999 approved certain changes to the Fund's non-fundamental policies to take effect upon shareholder approval of the Agreement. These include the (i) elimination of any limit on the amount of Fund assets that may be invested in fixed income or equity securities, (ii) elimination of the amount of call or put options on securities or indices that the Fund may purchase or sell; and (iii) ability to engage in swap transactions relating to indices, currencies, interest rates, equity and debt interests.

The above information supplements and to the extent inconsistent therewith replaces the information set forth in the Prospectus.




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